                                                                    Exhibit 99.2

Dauphin Deposit Corporation and Subsidiaries
CONSOLIDATED BALANCE SHEETS

                                                                                      (Dollars in thousands)
                                                                        September 30,      December 31,      September 30,
                                                                            1996               1995              1995
                                                                         (Unaudited)        (Audited)         (Unaudited)
                                                                       ---------------    --------------    ---------------
ASSETS
Cash and due from banks                                                      $178,669          $218,785           $187,486
                                                                       ---------------    --------------    ---------------
Short-term investments
         Interest bearing deposits                                              2,195             8,523              6,521
         Federal funds sold (including term federal
              funds sold of $0, $0, and $50,000,
              respectively) and securities purchased
              under agreements to resell                                       27,300             3,050             55,650
         Other short-term investments                                             685                               75,102
                                                                       ---------------    --------------    ---------------
                Total short-term investments                                   30,180            11,573            137,273
                                                                       ---------------    --------------    ---------------

Investment securities available-for-sale, at fair value                     2,168,620         1,860,869          1,623,704

Assets held for sale, primarily loans held for sale                           210,858            87,782             88,266

Loans (net of unearned income)                                              3,236,742         2,981,338          2,939,677
Allowance for loan losses                                                     (43,449)          (41,737)           (41,671)
                                                                       ---------------    --------------    ---------------
                Total net loans                                             3,193,293         2,939,601          2,898,006
                                                                       ---------------    --------------    ---------------

Premises and equipment                                                         74,346            71,562             69,373
Other assets                                                                  115,311           107,177            100,585
                                                                       ---------------    --------------    ---------------
                Total assets                                               $5,971,277        $5,297,349         $5,104,693
                                                                       ===============    ==============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
         Non-interest bearing                                                $499,399          $518,004           $453,114
         Interest bearing                                                   3,579,645         3,431,532          3,380,642
                                                                       ---------------    --------------    ---------------
                Total deposits                                              4,079,044         3,949,536          3,833,756
Short-term borrowings                                                       1,208,815           678,161            622,642
Long-term debt                                                                 40,035            40,599             40,621
Accrued expenses and taxes                                                     93,722            82,450             76,729
                                                                       ---------------    --------------    ---------------
                Total liabilities                                           5,421,616         4,750,746          4,573,748
                                                                       ---------------    --------------    ---------------

Stockholders' equity
        Preferred stock, $25 par value; 10,000,000
                shares authorized but unissued
        Common stock, $5 par value; 200,000,000 shares
                authorized, 32,641,614 shares issued of
                which 2,035,699, 2,013,771, and 1,929,664
                shares are held as treasury stock,
                respectively                                                  163,208           163,208            163,208
        Additional paid-in capital                                             11,006            11,103             10,994
        Retained earning                                                      434,396           408,274            399,002
        Unrealized gains (losses) on securities
                available-for-sale, net of deferred taxes                      (7,662)           13,650              4,609
                                                                       ---------------    --------------    ---------------
                                                                              600,948           596,235            577,813
        Less: Treasury stock - at cost                                        (51,287)          (49,632)           (46,868)
                                                                       ---------------    --------------    ---------------
                Total stockholders' equity                                    549,661           546,603            530,945
                                                                       ---------------    --------------    ---------------
                Total liabilities and stockholders'
                       equity                                              $5,971,277        $5,297,349         $5,104,693
                                                                       ===============    ==============    ===============

See accompanying notes to consolidated financial statements.

Dauphin Deposit Corporation and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                                       (Dollars in thousands, except per share data)
                                                                    Three Months                            Nine Months
                                                                 Ended September 30,                     Ended September 30,
                                                           -------------------------------         -------------------------------
                                                              1996                1995                1996                1995
                                                           -----------         -----------         -----------         -----------
Interest income
   Interest and fees on loans                                 $64,219             $62,195            $186,952            $183,128
   Interest and dividends on investment securities
      Taxable                                                  29,348              22,333              84,383              69,483
      Exempt from federal income taxes                          4,559               4,349              13,356              14,059
   Interest on deposits                                            25                  91                 165                 264
   Interest on assets held for sale                             3,541               1,118               7,639               4,061
   Interest on federal funds sold and other
      short-term investments                                      278                 186                 373                 551
                                                           -----------         -----------         -----------         -----------
Total interest income                                         101,970              90,272             292,868             271,546
                                                           -----------         -----------         -----------         -----------


Interest expense
   Interest on deposits
      Savings deposits                                          6,901               7,905              21,268              25,416
      Time deposits                                            24,357              24,040              71,883              64,100
      Time deposits in denominations of
           $100,000 or more                                     9,960               7,306              25,680              19,191
                                                           -----------         -----------         -----------         -----------
                                                               41,218              39,251             118,831             108,707
    Interest on short-term borrowings                          14,147               6,414              36,251              28,266
    Interest on long-term debt                                    880                 893               2,648               3,656
                                                           -----------         -----------         -----------         -----------
Total interest expense                                         56,245              46,558             157,730             140,629
                                                           -----------         -----------         -----------         -----------
Net interest income                                            45,725              43,714             135,138             130,917
Provision for loan losses                                       1,200               1,246               4,800               4,362
                                                           -----------         -----------         -----------         -----------
Net interest income after provision for loan losses            44,525              42,468             130,338             126,555
                                                           -----------         -----------         -----------         -----------

Non-interest income
   Fiduciary activities                                         4,700               4,060              13,815              12,809
   Service charges on deposit accounts                          3,247               2,671               9,549               8,137
   Other service charges and fees                               3,848               3,396              10,404               9,222
   Broker/dealer commissions and fees                           2,315               1,423               6,725               4,571
   Mortgage banking                                             8,331               4,764              23,161              12,114
   Securities gains, net                                           16                 624               1,102               2,094
   Other                                                        1,283               1,296               2,864               2,876
                                                           -----------         -----------         -----------         -----------
Total non-interest income                                      23,740              18,234              67,620              51,823
                                                           -----------         -----------         -----------         -----------

Non-interest expense
   Salaries and employee benefits                              23,548              21,361              70,065              59,823
   Net occupancy expense                                        2,707               2,089               7,992               7,056
   Furniture and equipment expense                              3,446               2,721               9,935               8,111
   Deposit insurance                                                1                (194)                  2               3,721
   Other                                                       14,262              11,589              39,787              34,780
                                                           -----------         -----------         -----------         -----------
Total non-interest expense                                     43,964              37,566             127,781             113,491
                                                           -----------         -----------         -----------         -----------
Income before income taxes                                     24,301              23,136              70,177              64,887
Provision for income taxes                                      6,354               6,261              18,524              16,716
                                                           -----------         -----------         -----------         -----------
Net income                                                    $17,947             $16,875             $51,653             $48,171
                                                           ===========         ===========         ===========         ===========
Net income per share                                            $0.58               $0.55               $1.68               $1.56
Cash dividends declared per share                               $0.28 1/2           $0.25               $0.83 1/2           $0.75
Weighted average number of shares outstanding              30,793,784          30,893,446          30,777,499          30,968,881

See accompanying notes to consolidated financial statements.

Dauphin Deposit Corporation and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

                                                                                                 (Dollars in thousands)
                                                                                                  Nine Months Ended
                                                                                                    September 30,
                                                                                             -------------------------------
                                                                                                 1996               1995
                                                                                             -------------       -----------
Operating activities
  Net income                                                                                     $51,653           $48,171
  Adjustments:
    Provision for loan losses                                                                      4,800             4,362
    Provision for depreciation, amortization and accretion                                         2,779             5,592
    Amortization of goodwill                                                                       1,392             1,218
    Deferred income taxes                                                                          1,531                52
    Securities gains, net                                                                         (1,102)           (2,094)
    (Increase) decrease in interest receivable                                                      (854)            3,104
    Increase in accrued expenses and taxes                                                        11,272            20,641
    Amortization of mortgage servicing rights                                                      1,152             1,252
    Gain on sale of loans held for sale                                                             (971)           (1,592)
    Sale of loans held for sale                                                                  934,160           503,063
    Loans originated for sale                                                                 (1,004,807)         (520,799)
    Purchase of mortgage loans held for sale                                                     (30,441)          (17,488)
    Other, net                                                                                    (7,899)           (3,135)
                                                                                             -------------       -----------
      Net cash provided (used) by operating activities                                           (37,335)           42,347
                                                                                             -------------       -----------
Investing activities
  Proceeds from sales of investment securities available-for-sale                                 94,360           196,163
  Proceeds from maturities of investment securities available-for-sale                           562,107           267,924
  Purchases of investment securities available-for-sale                                         (969,499)         (322,262)
  Net increase in assets held for sale, other than loans held for sale                           (21,017)           (5,228)
  Net increase in loans                                                                         (267,054)         (150,123)
  Sale of residential mortgage and other consumer loans                                                             39,507
  Net purchases of premises and equipment                                                         (9,512)           (7,918)
                                                                                             -------------       -----------
      Net cash provided (used) by investing activities                                          (610,615)           18,063
                                                                                             -------------       -----------
Financing activities
  Net increase in deposit accounts                                                               129,508           318,872
  Net increase (decrease) in short-term borrowings                                               530,654          (318,135)
  Decrease in long-term debt                                                                        (278)          (51,075)
  Issuance of common stock and treasury stock                                                      5,590             5,088
  Acquisition of treasury stock                                                                   (8,455)          (12,277)
  Cash dividends paid                                                                            (24,935)          (23,158)
                                                                                             -------------       -----------
      Net cash provided (used) by financing activities                                           632,084           (80,685)
                                                                                             -------------       -----------
      Decrease in cash and cash equivalents                                                      (15,866)          (20,275)
Cash and cash equivalents at beginning of period                                                 219,335           210,911
                                                                                             -------------       -----------
Cash and cash equivalents at end of period                                                      $203,469          $190,636
                                                                                             =============       ===========

Total interest paid                                                                             $154,288          $129,707
Total income taxes paid                                                                           17,804             9,947

Schedule of non-cash investing and financing activities:
     Loans charged off                                                                             6,745             6,193
     Net loan transfers to other real estate owned                                                 2,565               929
     Conversion of convertible subordinated debentures                                               286               258
     Securitization of mortgage loans                                                             16,033            36,991

See accompanying notes to consolidated financial statements.

Note 1 - Accounting Policies

  The consolidated financial statements include the accounts of Dauphin Deposit Corporation and subsidiaries (Dauphin), including its banking subsidiary, Dauphin Deposit Bank and Trust Company, which includes the Bank of Pennsylvania, Farmers Bank and Valleybank Divisions. All material intercompany balances and transactions have been eliminated in consolidation.

  The information contained in the financial statements is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the results of interim periods have been made. Operating results for the nine month period ended September 30, 1996 are not necessarily indicative of the results that may be expected for the year ending December 31, 1996.

  The accounting policies followed in the presentation of interim financial results are the same as those followed on an annual basis, with the exception of the accounting policies related to the impairment of long lived assets and stock-based compensation which are discussed in Dauphin's Form 10-Q for the quarter ended March 31, 1996. These policies are presented on pages 36 through 40 of the 1995 Securities and Exchange Commission Form 10-K included in the Annual Report to Stockholders.


Note 2 - Investment Securities

  A summary of the amortized cost and fair value of investment securities at September 30, 1996, December 31, 1995 and September 30, 1995 is as follows:

                                                                               (Dollars in thousands)
                                                 September 30, 1996             December 31, 1995           September 30, 1995
                                               -----------------------     --------------------------    ------------------------
                                               Amortized       Fair         Amortized        Fair         Amortized       Fair
                                                  Cost         Value           Cost          Value           Cost         Value
                                               ----------   ----------     -----------    -----------    -----------    ---------
U.S. Treasury and other U.S.
  government agencies and corporations           $824,102     $813,212        $804,086     $810,363       $605,153       $607,544
Obligations of states and political
  subdivisions                                    335,742      344,072         287,697      302,702        301,689        312,417
Debt securities issued by foreign governments       1,250        1,250             800          800            900            897
Corporate securities                               23,907       24,005          22,736       23,087         48,102         48,367
Mortgage-backed securities                        940,238      930,854         705,279      704,612        641,496        635,210
                                               ----------   ----------      ----------   ----------     ----------     ----------
  Total debt securities                         2,125,239    2,113,393       1,820,598    1,841,564      1,597,340      1,604,435
Equity securities                                  55,169       55,227          19,272       19,305         19,272         19,269
                                               ----------   ----------      ----------   ----------     ----------     ----------
  Total investment securities                  $2,180,408   $2,168,620      $1,839,870   $1,860,869     $1,616,612     $1,623,704
                                               ==========   ==========      ==========   ==========     ==========     ==========

Note 3 - Income Taxes

     Income tax expense includes a provision for deferred taxes which are related to income and expense items being recognized in one accounting period for financial reporting purposes and another period for income tax reporting purposes.
     A reconciliation between the effective income tax rate and the statutory rate follows:

                                                    Percentage of pre-tax income
                                       --------------------------------------------------------
                                            Three months                     Nine months
                                         ended September 30,             ended September 30,
                                       ------------------------        ------------------------
                                         1996            1995            1996            1995
                                         ----            ----            ----            ----
Statutory federal income tax rate        35.0%           35.0%           35.0%           35.0%
Tax exempt income                        (8.8)           (8.3)           (8.6)           (9.4)
Other, net                               (0.1)            0.4                             0.2
                                       --------        --------        --------        --------

Effective income tax rate                26.1%           27.1%           26.4%           25.8%
                                       ========        ========        ========        ========


Note 4 - Commitments and Contingent Liabilities

     In the normal course of business, there are commitments and contingent liabilities which are not presented in the accompanying financial statements. The commitments and contingent liabilities include various guarantees, commitments to extend credit and letters of credit. Dauphin does not anticipate any material losses as a result of the commitments. The contingent liability at September 30, 1996 represented by letters of credit issued to customers amounted to approximately $246.1 million.


Note 5 - Litigation

     Various legal actions and proceedings are pending involving Dauphin or its subsidiaries. Management believes that the aggregate liability or loss, if any, resulting from such legal actions and proceedings will not be material to Dauphin's financial condition or results of operations. Included among the outstanding litigation is a class action law suit instituted by Dauphin in the Court of Common Pleas of Cumberland County, Pennsylvania on February 25, 1994, seeking a declaratory judgement from the Court specifically permitting Dauphin to discontinue an 18 month variable rate investment product carrying a minimum interest rate of 10% for the 18 month term, which is held in certain individual retirement accounts (IRA). The aggregate balance of the IRA accounts was approximately $195.4 million at September 30, 1996. Dauphin's right to terminate the variable rate investment product is in dispute and is being challenged by the holders of the IRA accounts in question. Several days after the commencement of trial in April, 1996, Dauphin and representatives of the class reached an agreement in principle to settle the litigation and the trial was continued pending negotiation of a settlement agreement. Dauphin and representatives of the class filed a settlement agreement with the Court on May 13, 1996 which would permit Dauphin to terminate the 18 month variable rate product as to all class members on the effective date of the settlement and, in consideration, the balances of those accounts would be automatically deposited in one of two new certificates of deposit established by Dauphin for purposes of the settlement. All class members were given the opportunity to file objections to the proposed settlement or elect to be excluded from the class and the proposed settlement. Approximately 89 of the 4,315 class members filed formal objections to the settlement with the Court and 12 of the class members elected to opt out of the settlement. A hearing was held before the Court on June 21, 1996 for the purpose of obtaining the Court's approval of the settlement agreement. At the hearing, counsel for Dauphin and counsel for the representatives of all class members jointly moved for the Court's adoption of the settlement agreement and made argument in favor thereof. The Court, by Order issued July 11, 1996, denied the joint motion of Dauphin and the representatives of the class for settlement of the class action in accordance with the terms and conditions of the settlement agreement. Dauphin filed its Notice of Appeal from the trial Court's Order denying the settlement to the Superior Court of Pennsylvania on August 9, 1996. It currently is anticipated that the Appeal will seek an Order of the Superior Court reversing the trial Court's disapproval of the settlement agreement or, in the alternative, otherwise providing the trial Court with guidance which would result in the trial Court's approval of the settlement agreement on remand or, directing decertification of the class. The Superior Court must determine whether or not the trial Court abused its discretion in rejecting the settlement agreement. The class representatives and counsel for the class have informed Dauphin's counsel that they are withdrawing their previous support for the joint settlement agreement and will vigorously oppose Dauphin's Appeal to the Superior Court. Neither management nor counsel can predict with any reasonable degree of certainty the outcome of the Appeal or time frame within which the Superior Court will rule on the Appeal. If the Appeal to the Superior Court is unsuccessful, management intends to vigorously assert its right to terminate the 18 month variable rate investment product on further appeal and at the trial court level. Dauphin has continued to date to pay a 10% interest rate with regard to the 18 month variable rate investment product.